Related Party Transaction	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTION
15.	RELATED PARTY TRANSACTIONS

Financing Arrangements with Related Parties

In December 2012, we entered into a $2,100,000 unsecured promissory note with JFC (see Note 3 for a description of JFC), which is an entity controlled by an employee of CSP who is an owner of a significant amount of our common shares and is one of our board members. The note accrues interest initially at the rate of 5% per annum; that interest rate increases by 1% per month beginning on January 1, 2014, up to a maximum rate of 11% (which increased rate is retroactive to the initial issuance date), and is payable in full on the earlier of June 30, 2014 or upon the refinancing of our existing indebtedness at that time (subject to the availability of at least $5,000,000 in available credit after such repayment).

In conjunction with the acquisition of CSP in August 2011 (see Note 3), we incurred a $750,000 line of credit payable to one of the sellers of CSP, who also became a stockholder of Cyalume and employee of CSP as a result of the acquisition. Additionally, the line of credit was secured by $750,000 of restricted cash that could be used by us for general business purposes. Repayment of the line of credit was subject to CSP achieving certain financial goals. The total principal and interest due on the line of credit totaled $755,000 at December 31, 2011. During 2012, CSP achieved these financial goals and the line of credit was repaid and the restricted cash was returned to the seller.

In conjunction with the acquisition of CTS in December 2011, we incurred a $250,000 note payable to one of the sellers of CTS, who also became a stockholder of Cyalume and employee of CTS as a result of the acquisition. See Note 3 for more information regarding this note, principal and accrued interest on which totaled approximately $250,000 as of December 31, 2011 and was repaid in 2012.

We had notes payable to three stockholders (Messrs. Winston Churchill, Thomas Rebar and Wayne Weisman, partners of SCP Private Equity Management Company, LLC (“SCP”)). SCP also owns stock in Cyalume and three Directors are members of SCP. Principal and accrued interest payable on these notes payable totaled approximately $1.2 million as of July 7, 2011. On July 7, 2011, these stockholders each entered into a securities exchange agreement in which they agreed to accept, subject to certain conditions being met, an aggregate of 253,288 shares of our common stock as payment in full of all principal and accrued interest on these notes. These transactions closed in July 2011.

Other Related Party Transactions

CSP leases property in Bound Brook, New Jersey, from Brook Industrial Park, LLC, an entity that is controlled by an employee of CSP who is also an owner of a significant amount of our common shares and is one of our board members. See Note 20 for a description of this lease. This same related party and his wife collectively own 50% of China Development Group LLC. CSP has engaged China Development Group LLC to source a pharmaceutical product sold by CSP, and pays commissions to China Development Group LLC in compensation for such services. The amount of such commissions paid to China Development Group LLC in 2012 was approximately $310,125.

See Note 20 for a description of an agreement with a board member.